Interest and Other Expenses (Tables)	12 Months Ended
Dec. 31, 2015
Other Nonoperating Income (Expense) [Abstract]
Schedule of interest and other expenses
Interest and other expenses consisted of the following:

Year Ended December 31	2015	2014	2013
Interest expense	$36.0	$35.9	$37.1
Interest income	(2.5)	(4.4)	(3.7)
Foreign exchange (gain) loss	(4.7)	(2.2)	2.3
Miscellaneous (income) expense, net	(0.6)	9.0	0.7
Interest and other expenses	$28.2	$38.3	$36.4